Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

YieldMaxTM MSTR Option Income Strategy ETF (MSTY)

(the “Fund”)

listed on NYSE Arca, Inc.

September 6, 2024

Supplement to the Summary Prospectus and Prospectus,

each dated February 20, 2024

Effective immediately, the Fund will at times opportunistically sell a credit call spread (described below) instead of selling a call option (i.e., the standard strategy) when ZEGA Financial, LLC (“Sub-Adviser”) believes doing so will be more advantageous to the Fund’s total return.

As a result of this opportunistic strategy, rather than capping the Fund’s potential gains when the value of an Underlying Security’s shares increases (as would occur with the standard strategy), the Fund may experience greater upside participation.

The opportunistic strategy for the Fund is described as follows:

Opportunistic Strategy – Credit Call Spreads

The Fund may write (sell) credit call spreads (described below) rather than stand-alone call option contracts to seek greater participation in the potential appreciation of its Underlying Security’s share price, while still generating net premium income. The Sub-Adviser will primarily employ this opportunistic strategy when it believes that the share price of its Underlying Security is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news). Additionally, the Sub-Adviser may use this strategy in other scenarios (e.g., if the market is undervaluing further out-of-the-money options relative to near-the-money options), where it believes the use of credit call spreads may prove more advantageous to the Fund’s total return than the standard strategy.

Fund Monthly Distributions. In addition to the income-seeking methodologies stated in the Prospectus, the Fund’s use of the opportunistic strategy may occasionally allow it to capture a substantial portion of any significant increase in the price of its Underlying Security. When this happens, the Fund could receive profits exceeding the initial cost of the call options, and the Fund’s distributions may include some of those profits.

Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Fund Portfolio

The Fund’s principal holdings related to the opportunistic strategy are described below:

Principal Holdings
Portfolio Holdings (All options are based on the value of the Fund’s Underlying Security)	Investment Terms	Expected Target Maturity
Sold (short) call option contracts (Opportunistic Strategy)

The strike price is approximately 0%-15% more than the then-current share price of the Fund’s Underlying Security at the time of sale.

Sold call option contracts provide inverse exposure to the full extent of any increases in the value experienced by the Fund’s Underlying Security, minus the premium received.

1-month or less expiration dates
Purchased call option contracts (Opportunistic Strategy)

“out-of-the-money” (i.e., the strike price is above the strike price of the corresponding Opportunistic Strategy sold call).

Bought call option contracts provide exposure to the full extent of any increases in the value experienced by the Fund’s Underlying Security above the option’s strike price.

1-month or less expiration dates

The following information amends and restates the “Principal Investment Strategies” disclosures under the heading “Additional Information About the Fund”:

Principal Investment Strategies

Synthetic Exposure to Underlying Security Price Returns

●	The Fund purchases call option contracts on the Underlying Securities generally having one-month to six-month terms and strike prices equal to the then-current price of the Underlying Securities at the time of the purchases to provide the Fund indirect exposure to the upside price returns of the Underlying Securities. As a buyer of call option contracts, the Fund pays a premium to the seller of the options contracts to obtain the right to participate in the price returns of the Underlying Security beyond the strike price of the purchased call option contract at expiration (or earlier, if the Fund closes the option contract prior to expiration); and

●	The Fund simultaneously sells put option contracts on its Underlying Security to help pay the premium of the purchased call option contracts on the Underlying Security. The Fund sells put option contracts that also generally have one-month to six-month terms and strike prices equal to the then-current price of the Underlying Security at the time of the sales to provide the Fund exposure to the downside price returns of the Underlying Security. As a seller of a put option contract, the Fund receives a premium from the buyer of the option contract in exchange for the Fund’s obligation, if exercised, to purchase the Underlying Security at the strike price if the buyer exercises the option contract.

●	The combination of the purchased call options and the sold put options provides the Fund with indirect investment exposure equal to approximately 100% of the applicable Underlying Security for the duration of the applicable options exposure.

Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Generating Monthly Income

●	The Fund sells call option contracts that are based on the value of its Underlying Security to generate income via option premiums. On a monthly basis or more frequently, the Fund will sell call option contracts on the Underlying Security with expiration dates of approximately one month or less in the future at strike prices that are approximately equal to 0%-15% above the then-current share price of the Underlying Security. By doing so, the Fund gives up the potential to fully participate in the Underlying Security gains, if any, beyond the strike price of the sold call options in exchange for income received in the form of call option premium. If the price of the Underlying Security is less than the call option’s strike price at the expiration of the contract, the option contract will expire worthless and the Fund’s return on the sold call position will be the premium originally received for selling the option contract. If the price of the Underlying Security is greater than the strike price at the expiration of the option contract, the Fund will typically forgo all of the returns that exceed the strike price of the option contract, and there will be a cost to “close out” the now in-the-money call options. The short call options are “closed out” (repurchased) prior to their expiration so that the Fund will not get assigned the, now, in-the-money call options. At times the call options may be “rolled” instead of simply closed. This is to say, new call options are simultaneously sold to open a new short call position, while the previously sold calls are repurchased to close out the original short call position.

●	The Fund purchases multiple series of U.S. Treasury securities to collateralize the options contracts they sell. The U.S. Treasury securities also provide monthly income.

Standard Strategy – Covered Calls:

When employing the standard covered call strategy, the Fund’s sale of call option contracts to generate income will limit the degree to which the Fund will participate in increases in the share price of the Underlying Security. This means that if the Underlying Security experiences an increase in the share price, the Fund will likely not experience that increase to the same extent (i.e., there is no participation beyond the level of the strike price of the sold call option contracts) and may result in the Fund significantly underperforming the Underlying Security. The degree of participation in the Underlying Security gains will depend on the strike price of the short call option contracts and prevailing market conditions, especially market volatility, at the time the Fund sells the call option contracts. The potential for upside returns on the Underlying Security will also depend on whether the Fund fully “covers” its potential upside price return exposure to the Underlying Security by virtue of its sold call option contracts. If the Fund fully covers the upside price return exposure to the Underlying Security, the Fund’s potential upside to the Underlying Security’s price returns will be completely capped at the sold call options’ strike price, meaning the Fund may forgo all price returns experienced by the Underlying Security beyond the strike price. If the Fund partially covers its potential upside return exposure with the sold call option, the Fund will have muted returns beyond the strike price of the sold call option to the extent that the Underlying Security’s share price appreciates beyond the strike price.

The sale of call option contracts will offset losses experienced by an Underlying Security only to the extent of premiums received from such sold call option contracts. The Fund expects to participate in all the Underlying Security price return losses over the duration of the options contracts (e.g., if the Underlying Security decreases in value by 5%, the Fund should be expected to decrease in value by approximately 5%, before Fund fees and expenses) beyond the income received from the sold call option contract premiums.

Opportunistic Strategy – Credit Call Spreads:

When employing the opportunistic credit call spread strategy, the Fund’s sale of call option contracts, paired with the purchase of higher strike call option contracts, aims to generate income while still allowing for potential indirect participation in increases in the share price of its Underlying Security above the strike of the higher price call option which was bought. However, this strategy may nonetheless still limit the degree to which the Fund fully participates in such increases as the Fund will not participate (directly or indirectly) in any appreciation between the strikes of the sold call option and bought call option.

The sale of credit call spreads will offset losses experienced by an Underlying Security’s share price only to the extent of premiums received from such sold call option contracts. The Fund expects to participate in all of its Underlying Security’s losses beyond the income received from the sold call spreads contract premiums. For instance, if the Fund’s Underlying Security decreases in value by 5%, the Fund should be expected to decrease in value by approximately 5%, before Fund fees and expenses, beyond the income received from the sold call spreads contract premiums.

Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Examples:

The following table provides an overview of the Fund’s anticipated performance versus various changes in the share price of its Underlying Security when the Standard Covered Call Strategy is employed.

Price Movement of Underlying Security	Anticipated Fund Performance & Performance Relative to Underlying Security*
Slow rise in share price	Increase in Fund NAV – Outperformance vs Underlying Security
Decline in share price or flat performance	Decline or flat Fund NAV – Outperformance vs Underlying Security
Significant price appreciation	Increase in Fund NAV – Significant underperformance vs Underlying Security

The following table provides an overview of the Fund’s anticipated performance versus various changes in the share price of its Underlying Security when the Opportunistic Credit Call Spread Strategy is employed.

Price Movement of Underlying Security	Anticipated Fund Performance & Performance Relative to Underlying Security*
Slow rise in share price	Increase or flat Fund NAV – Outperformance vs Underlying Security
Decline in share price or flat performance	Decline or flat Fund NAV – Outperformance vs Underlying Security
Significant price appreciation	Increase in Fund NAV – Underperformance to Underlying Security

* The Fund’s actual NAV performance and performance against the price of its Underlying Security may differ, primarily due to path dependency and strike selection as discussed above. Also, please see Price Participation Risk and Call Writing Strategy Risk.

Potential Upside Participation – Standard Strategy vs Opportunistic Strategy

To further illustrate how the Fund’s opportunistic strategy results in greater upside participation, the following examples compare the outcomes of a hypothetical covered call and a covered call spread. These scenarios demonstrate how the Fund’s use of its opportunistic strategy can lead to increased potential appreciation of its Underlying Security’s share price while still generating net premium income. Additionally, the examples highlight the estimated amount or limits on the greater participation in potential appreciation as compared to a standard call option contract strategy.

Examples:

Scenario 1 (Standard Strategy): Selling a Covered Call on an Underlying Security

●	Underlying Security Share Price: $100

●	Strike Price of Sold Covered Call: $105

●	Premium Received: $2

Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Outcome if the share price of the Underlying Security increases to $110:

1.	Share Price Increase: The Fund does not participate in the Underlying Security’s gain above $105 because the Fund sold a call struck at $105.

○	Gain on Underlying Security: $5 (i.e., $105 - $100 = $5)

2.	Call Premium: Fund retains the initial $2 premium.

3.	Total Gain: $7 (i.e., $5 gain on Underlying Security, plus $2 premium)

Scenario 2 (Opportunistic Strategy): Selling a Covered Call Spread on an Underlying Security

●	Underlying Security Share Price: $100

●	Strike Prices of Covered Call Spread: Sold Call at $100, Purchased Call at $102.50

●	Net Premium Received: $2

Outcome if the share price of the Underlying Security increases to $110:

1.	Share Price Increase: The Fund does not participate in the Underlying Security’s gain between $100 and $102.50 because the Fund sold a call struck at $100 and purchased a call struck at $102.50.

2.	Net Premium: The Fund retains the net premium of $2.

3.	Long Call Gain: The Fund participates in the Underlying Security’s gain above $102.50 because the Fund purchased a call struck at $102.50, which results in a $7.50 gain (i.e., $110 - $102.50 = $7.50)

4.	Total Gain: $9.50 (i.e., share price increase $0, plus $2 net premium, plus $7.50 gain on the purchased call)

Comparison:

●	Covered Call: Gain is capped at $7, as participation in the Underlying Security’s gain is capped at the sold call’s $105 strike price.

●	Covered Call Spread: Gain is $9.50, as the call spread provides additional upside participation beyond the purchased call’s $102.50 strike price. Furthermore, the Fund’s gain potential is not capped (i.e., if the value of the Underlying Security’s share price increases further, the Fund’s gain would also increase further).

Conclusion:

In this scenario where the Underlying Security increases to $110, the opportunistic covered call spread strategy yields a higher total gain of $9.50 compared to the $7 gain from selling a simple covered call. The opportunistic covered call spread allows the Fund to participate in potential upside beyond the strike price of the purchased call, resulting in the potential for additional gains to the Fund.

Further, if the Underlying Security’s share price increases further beyond the strike price of the purchased call, the opportunistic covered call spread strategy allows for continued participation in the upside through the increasing value of the purchased call. This results in the potential for additional gains for the Fund. In contrast, the standard covered call strategy’s gain potential is capped at the strike price of the sold call.

There is no guarantee that the Fund’s investment strategy will be properly implemented, and an investor may lose some or all of its investment.

The Fund’s NAV is dependent on the value of the Fund’s options contracts, which are based principally upon the share price of the Underlying Security, the volatility of the Underlying Security, which influences short call prices, and the time remaining until the expiration date of the short call option contracts. The Fund’s synthetic long exposure strategy will effectively allow that portion of the Fund’s assets to move in synch with the daily changes in the Underlying Security’s share price.

Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

However, the Fund’s participation in the potential upside in its Underlying Security returns is limited by virtue of its sold option contract positions. The degree to which a shareholder may benefit from the upside exposure to the Underlying Security obtained by the Fund will depend on the time at which the investor purchases Shares of the Fund and the price movements of the Underlying Security. At any given time, there may be limited upside potential. If the price of the Underlying Security is near or has exceeded the strike price of the Fund’s sold call option contracts when an investor purchases Shares, such investor may have little to no upside potential remaining until the current short calls are replaced by a new set of short call, as well as remain vulnerable to significant downside risk, including the loss of their entire investment.

The Fund will invest significantly in short-term (6-month to 2-year) U.S. Treasury securities as collateral in connection with the Fund’s synthetic covered call strategy. U.S. Treasury securities are government debt instruments issued by the United States Department of the Treasury and are backed by the full faith and credit of the United States government. The Fund’s investments in U.S. Treasury securities contribute to the monthly income sought by the Fund.

Exchange Traded Options Portfolio

The Fund will purchase and sell a combination of call and put exchange traded options contracts. In general, put options give the holder (i.e., the buyer) the right to sell an asset (or deliver the cash value of the asset, in case of certain put options) and the seller (i.e., the writer) of the put has the obligation to buy the asset (or receive cash value of the asset, in case of certain put options) at a certain defined price. Call options give the holder (i.e., the buyer) the right to buy an asset (or receive cash value of the asset, in case of certain call options) and the seller (i.e., the writer) the obligation to sell the asset (or deliver cash value of the asset, in case of certain call options) at a certain defined price.

FLEX options are customized options contracts that trade on an exchange but provide investors with the ability to customize key contract terms like strike price, style and expiration date while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of “over-the-counter” (“OTC”) options positions. Like traditional exchange-traded options, FLEX Options are guaranteed for settlement by the OCC, a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts.

The FLEX options in which the Fund may invest are all European style options (options that are exercisable only on the expiration date). The FLEX options are listed on the Chicago Board Options Exchange.

The Fund will use the market value of its derivatives holdings for the purpose of determining compliance with the 1940 Act and the rules promulgated thereunder. Since the options held by the Fund are exchange-traded, these will be valued on a mark-to-market basis. In the event market prices are not available, the Fund will use fair value pricing pursuant to the fair value procedures adopted by the Adviser.

Notional Value Explanation

“Notional value” refers to the “face” value of a Fund investment, rather than the amount of capital the Fund has actually committed. It represents the total value of the Fund’s position, rather than its equity in that position. Essentially, it reflects the full value of a leveraged position in the market, even if the Fund uses a fraction of that amount as collateral.

Please retain this Supplement for future reference.